inTEST Corporation











Innovative Test & Process Solutions

2021 Q2 Financial Results
Conference Call Presentation
August 6, 2021

Nick Grant
President and CEO

Duncan Gilmour
Treasurer and CFO

inTEST Corporation (NYSE American: INTT)

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; the success of our strategy to diversify our business by entering markets outside the Semi Market; our ability to successfully consolidate our EMS operations without any impact on customer shipments, quality or the level of our warranty claims and to realize the benefits of the consolidation; the possibility of future acquisitions or dispositions and the successful integration of any acquired operations; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures. These non-GAAP financial measures consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and EBITDA. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, and depreciation to net earnings (loss). These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and EBITDA are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our current core business or future outlook. These measures may be useful to an investor in evaluating the underlying operating performance of our business. The non-GAAP financial measures presented in this presentation are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. Reconciliations from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share and from net earnings (loss) to EBITDA, are contained in the tables below. The non-GAAP financial measures discussed in this presentation may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

CEO Discussion



President & CEO, Nick Grant

- Strong demand for our innovative test and process technology solutions across a diverse set of end applications resulted in financial results for Q2 which exceeded our guidance.
- Growth fueled by broad end market demand in the semiconductor industry across both our segments, along with increasing demand for our products outside of Semi as industrial markets continue to strengthen.
- Pleased with progress to capture growth within Semi while investing in developing vertical growth markets and segments outside of Semi
- Thank you to the entire inTEST team for delivering a truly solid quarter.

Q2 2021 Bookings and Backlog

($ in millions)



Bookings
$26
$22
$18
$14
$10
$13.9
$14.4
$17.6
$25.2
$25.1
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21



80%
YoY
0%
QoQ

Q2 Multimarket B:B of 1.40



Backlog
$20
$16
$12
$8
$4
$8.7
$8.7
$11.5
$17.1
$20.4
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21



134%
YoY
19%
QoQ

Q2 backlog stretching out over time as industry lead-times grow

inTEST

Q2 2021 Revenue

($ in millions)



Net Revenues
$26
$22
$18
$14
$10
$13.3
$14.4
$14.9
$19.6
$21.8
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21

$21.8M

64% YoY

12% QoQ

- Exceeded guidance range
- Driven by strength in Semi shipments
- As % of Q2'21 revenues: Semi 72% / Multimarket 28%
- Q2'21 Semi revenues increased 18% QoQ
- Q2'21 Multimarket revenues essentially flat QoQ

inTEST

Q2 2021 Net Income and EPS


GAAP EPS
$0.25
$0.15
$0.05
-$0.05
-$0.15
$0.02
$0.04
-$0.04
$0.21
$0.24
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21


Non-GAAP Adjusted EPS
$0.30
$0.20
$0.10
$0.00
-$0.10
$0.05
$0.07
-$0.01
$0.24
$0.27
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21

- **Q2 EPS high-end of guidance range, while absorbing CFO transition costs**
- **GAAP net earnings $2.6M, up QoQ and YoY**
- **Non-GAAP adjusted net earnings $2.9M, up QoQ and YoY**
- **EBITDA (Non-GAAP) $3.5M**

inTEST

EMS Products Segment

inTEST

EMS Segment

EMS Products
a Division of inTEST Corp.



EMS serves 100% Semiconductor markets, specifically, production test for analog and mixed signal applications

- Capturing growth from current customers. Driving installed base diversification by securing new customers and broadening geographic reach.
- Traditional end markets remained strong. Automotive, consumer electronics and 5G all driving demand.
- Back-end semi: Extremely strong customer demand continued through Q2. Customers worked to address chip shortages by procuring our products to expand and upgrade their production capacities.
- EMS 1H’21 bookings and revenue one of the best 6-month periods.
  - Primary reasons for increased adoption of our solutions by new and existing customers: improved precision, higher levels of integration and shift towards automation.
- Q2 EMS bookings of $10.3M remained strong
  - Down ~ 2% QoQ and essentially tripling YoY.
- Successfully penetrating new accounts & replacing incumbents at targeted accounts.
- Backlog stretching out further over time as customers adapt to industry’s increasing lead-times.
- Q2 EMS revenues of $9.1M increased 6% QoQ and 138% YoY
  - Highest performance in a dozen years for EMS.

inTEST

EMS Highlights

- Shipped prototype interface unit to global semiconductor manufacturer for use in development of next-gen Ultra High-Definition automotive radar. Initial shipment that we expect will drive significant production orders in 2022 and 2023.
- Multiple interface design wins against the competition at a multinational electronics and semiconductor manufacturer. Could drive additional $500,000 of growth per year at this account. Recurring themes around these wins: reliability, performance, and flexibility.
- **New products**: Delivered initial production units of high voltage/high current test systems to leader in subassemblies for EV power management solutions. Volume orders expected in Q4'21 or Q1'22. Continue work with leading ATE manufacturer to standardize product for more customers.
- Placed an LS-4 manipulator in applications laboratory of major ATE manufacturer. Example of our strategy to team with complementary Test Equipment manufacturers to further advance sales of our automated manipulators.
- **New customer**: EMS penetrated targeted strategic Analog/Mixed Signal account. Received first order for docking solution in the quarter. Account had been a stronghold for our competitors.
- Well-known maker of communications processing chips ordered $1.5M of automation equipment for testing of 5G power management ICs. Confirmation of our new success at this marquee customer.
- Received first orders from an OSAT in Thailand for Cobal-250 manipulator and docking solutions.
- **Solid evidence that our strategy to grow and win new business while penetrating adjacent verticals is working**.

Thermal Segment

inTEST

Thermal Segment

inTEST Thermal Solutions
an inTEST Company

Ambrell
INDUCTION HEATING SOLUTIONS
an inTEST Company


EASYHEAT
EKOHEAT
With VPA Technology

Thermal accounts for all Multimarket revenue + some revenue from semiconductor front-end manufacturing and back-end lab

- Q2 Thermal bookings of $14.8M comparable to Q1
  - Exceeded Q2 shipments by $2M; up 42% YoY.
  - Growth fueled by continued strength in front-end semi and industrial markets, as well as automotive and defense/aero.
  - Q2 defense/aero bookings up 97% QoQ.
- Q2 Thermal revenues of $12.8M
  - up 15% QoQ and 35% YoY.

Thermal Highlights

- Semi-lab market continues to be strong: bookings up < 20% QoQ from relatively strong Q1. In Q2 ten different back-end semi customers each ordered over $100,000. Continue working with several semiconductor crystal manufacturers on new applications that could leverage our carbon-friendly induction heating solutions.
- Automotive / Electric Vehicle segment keeps expanding for Thermal. Continue to receive orders from OEMs and integrators supplying Auto Industry. Ambrell received another order from large existing EV manufacturer just shy of $0.5 million, bringing their total to ~ $900,000 for 1H'21. Continue to work with numerous EV OEMs and their sub-suppliers to develop induction heating solutions for their applications. Have identified over $300,000 in new potential opportunities from targeted marketing campaign that was initiated in Q2.
- iTS received new blanket order for ~ $1.5M in Thermonics chillers from key Automotive OEM manufacturer of materials used in catalytic converters. Represents largest single order in iTS company history. Units will ship in Q4'21 and Q1'22 and should lead to more in the longer term as additional manufacturing lines are upgraded over time.
- Service business has recovered from pandemic driven low of 2020 as customers are now allowing visitors to the sites. Service team members are back to making in person service calls.
- **New products (Ambrell)**: Recently launched EKOHEAT® Compact Series and Compact Workheads for under 50 KW applications have begun production shipments. Represent broad offerings that inTEST can volume ship in relatively standard products. Two lines cover a large swath of applications and stand to become industry standards within their footprints and power ranges. Expanding Workhead line further in the coming months to extend power ranges.
- **New customers (iTS)**: Success working with strategic OEM C1D1 Labs. Recognized leader in providing extraction solutions to develop chiller solution that incorporates an ultra-low Thermonics® Chiller combined with a condensing chiller to precondition solvents. Drives efficiency, increases capacity and lowers costs.

inTEST

Investing for the Future: Talent & Culture


Core Growth Strategies
Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Service & Support
Innovation & Differentiation









inTEST

Talent & Culture

- Realigning proven, in-house leaders as well as invigorating team by bringing in external talent to drive change.
  - Strengthened leadership teams in finance, sales, and R&D, providing inTEST with best-in-class leadership team with industry experience and core commitments to achieving our strategic priorities.
  - Most recent appointment is new CFO, Duncan Gilmour. Enhancing financial discipline and operating efficiency.
- Strengthened EMS leadership - focus on R&D and product innovation with appointment of Joe McManus, EMS VP/General Manager.
  - Significant experience in driving organic growth of similar companies – with a focus on technological products – has already added significant strength as we focus on organic growth opportunities.
- Introduced new pay-for-performance compensation plan to reward employees for meeting performance targets.
  - Changed annual review from inflation adjustment to increases based on merit, achievement and performance.
  - New performance management system implemented in Q1 of this year. Cornerstone for talent development going forward.
- ESPP approved. Allows employees to share in Company's success. (October '21 implementation)
- GMs have been given more control to reward and set priorities to drive growth.
  - Regional sales managers incentivized to bring in new accounts and increase customer penetration levels with a focus on growth in targeted segments like EV and cannabis extraction.
  - Will result in spending a bit more in compensation in the long run.
    - Disproportionate payoff in top line growth and customer diversity is the real reward.
- Conducted 1st ever employee engagement survey across inTEST.
  - High level of optimism and support for the new vision and forward direction of the company.

CEO Concluding Comments

- 1H’21 has been exceptional period for the semiconductor industry, despite supply chain challenges.
- Equipment companies continue to experience substantial demand as global production capacity expands.
- Entering Q3, expect many of our larger customers will be focused on digesting the deliveries we (and others) have made to their test floors in 1H’21
  - Expect semi-related orders to moderate in the 2nd half.
  - Digestion period.
- COVID is not going away anytime soon, which will continue to drive consumer electronics, 5G buildout is still in early stages, technology advances are ongoing, and we believe regional infrastructure buildouts will drive future demand.
- Several positives driving semi demand -- well positioned to take full advantage as they happen.
- Investing in Multimarket growth opportunities -- EV, cannabis, medical
- As a part of growth plans, investments made in Sales, Marketing, R&D and Service -- more are planned.
- Experiencing more travel in Q3 and are rejoining in-person trade shows, which will help drive topline.

Financial Overview



Treasurer & CFO, Duncan Gilmour

- Management Discussion & Analysis
- Non-GAAP Reconciliations
- Balance Sheet Highlights
- Q3 2021 Guidance

Operating Performance

	2018	2019	2020	2021 Q1	2021 Q2
Gross Margin	50%	48%	45%	49%	50%
SG&A	29%[b]	36%[a]	38%[c]	29%	30%[d]
Eng. & Prod. Development	6%	8%	9%	7%	6%
Operating Margin	15%[b]	5%[a]	(2)%[c]	13%	14%[d]
EBITDA (Non-GAAP)	9%[b]	8%[a]	1%[c]	16%	16%[d]

a. Includes acquisition related expenses of $683K
b. Adjusted for contingent consideration adjustment (related to earnout): $6.9M
c. Includes restructuring, CEO transition costs, lease impairment and other non-recurring costs of $1.8M
d. Includes CFO transition and other non-recurring costs of $424K

inTEST

Q2 2021 Financial Results

($ in millions except EPS)


Bookings
$26
$22
$18
$14
$10
$13.9
$14.4
$17.6
$25.2
$25.1
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21


Net Revenues
$26.0
$22.0
$18.0
$14.0
$10.0
$13.3
$14.4
$14.9
$19.6
$21.8
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21


Adjusted Net EPS (Non-GAAP)
$0.30
$0.20
$0.10
$0.00
-$0.10
$0.05
$0.07
-$0.01
$0.24
$0.27
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21


EBITDA (Non-GAAP)
$4
$3
$2
$1
$0
-$1
$0.67
$0.91
$0.01
$3.04
$3.53
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21

inTEST

Balance Sheet Highlights

($ in millions)

	As of 6/30/2021
Cash and Cash Equivalents	$14.6
Working Capital	$25.0
Total Assets	$70.7
Long-Term Debt	$0
Shareholder Equity	$51.2

Q3 2021 Guidance

Net Revenue	$20.5M to $21.5M
GAAP Net Earnings per diluted share	$0.18 to $0.22 diluted EPS
Non-GAAP Adjusted Net Earnings per diluted share	$0.21 to $0.25 diluted EPS
Gross Margin	49% to 51%

This outlook is based on the Company's current views with respect to operating and market conditions and customers' forecasts, which are subject to change; as well as our expectations for the balance of the quarter, subject to any strategic investments we may choose to make. Actual results may differ materially as a result of, among other things, the factors described under "Forward-Looking Statements" on slide #2.

inTEST Corporation

Q&A

inTEST Corporation

Thank You

inTEST Corporation

Reconciliations for Non-GAAP Measures

Reconciliations for Non-GAAP Measures
(Dollars in thousands)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP)	Years Ended December 31,					
	2015	2016	2017	2018	2019	2020
Net earnings (loss) (GAAP)	1,861	2,658	975	3,037	2,322	(895)
Net interest (income) expense	(27)	(49)	(47)	(22)	(17)	33
Income tax expense (benefit)	722	1,549	2,863	2,006	282	(336)
Depreciation expense	464	369	618	768	685	630
Amortization expense	289	229	1,161	1,102	1,257	1,233
EBITDA (Non-GAAP)	3,309	4,756	5,570	6,891	4,529	665

Reconciliations for Non-GAAP Measures
(Dollars in thousands)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP)	Quarters Ended					
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)	2,212	2,609
Net interest (income) expense	0	25	4	4	0	2
Income tax expense (benefit)	(250)	13	(25)	(74)	366	447
Depreciation expense	155	155	164	156	156	167
Amortization expense	311	309	307	306	304	305
EBITDA (Non-GAAP)	(927)	672	908	12	3,038	3,530

inTEST

Reconciliations for Non-GAAP Measures

(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Non-GAAP) and Net Earnings (Loss) Per Diluted Share (GAAP) to Adjusted Net Earnings Per Diluted Share (Non-GAAP)	Years Ended	
	2019	2020
Net earnings (loss) (GAAP)	2,322	(895)
Add back: Acquired intangible amortization	1,257	1,233
Tax adjustments	(9)	(26)
Adjusted net earnings (Non-GAAP)	3,570	312
Diluted weighted average shares outstanding	10,392	10,281
Net earnings (loss) per diluted share (GAAP)	$ 0.22	$ (0.09)
Add back: Acquired intangible amortization	0.12	0.12
Tax adjustments	0.00	0.00
Adjusted net earnings per diluted share (Non-GAAP)	$ 0.34	$ 0.03

Reconciliations for Non-GAAP Measures

(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Loss) (Non-GAAP) and Net Earnings (Loss) Per Diluted Share (GAAP) to Adjusted Net Earnings (Loss) Per Diluted Share (Non-GAAP)	Quarters Ended					
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)	2,212	2,609
Add back: Acquired intangible amortization	311	309	307	306	304	305
Tax adjustments	(4)	(5)	(15)	(2)	(4)	(4)
Adjusted net earnings (loss) (Non-GAAP)	(836)	474	750	(76)	2,512	2,910
Diluted weighted average shares outstanding	10,221	10,259	10,288	10,283	10,526	10,765
Net earnings (loss) per diluted share (GAAP)	$ (0.11)	$ 0.02	$ 0.04	$ (0.04)	$ 0.21	$0.24
Add back: Acquired intangible amortization	0.03	0.03	0.03	0.03	0.03	0.03
Tax adjustments	0.00	0.00	0.00	0.00	0.00	0.00
Adjusted net earnings (loss) per diluted share (Non-GAAP)	$ (0.08)	$ 0.05	$ 0.07	$ (0.01)	$ 0.24	$0.27

inTEST